U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 5, 2008

Photonic Products Group, Inc.
(Exact name of registrant as specified in its charter)

New Jersey	000-11668	22-2003247
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

181 Legrand Avenue, Northvale, New Jersey		07647
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (201) 767-1910

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

At the 2008 Annual Meeting of Shareholders of Photonic Products Group, Inc. (“PPGI” or the “Company”) held on June 3, 2008, the shareholders approved the re-appointment of Daniel Lehrfeld and Thomas H. Lenagh as Directors for a one year term.

Item 5.03 Amendment to Articles of Incorporation

At the 2008 Annual Meeting of Shareholders of the Company, the shareholders also approved an Amendment to the Company’s Certificate of Incorporation changing the term of directors from three (3) years to one (1) year, commencing with the 2008 election of Directors, and thereafter, annually as each incumbent Directors’ term expires. The Certificate of Amendment was filed with the State of New Jersey Department of the Treasury on the same date. The Certificate of Amendment is attached hereto as Exhibit 3.1.

Item 7.01 Regulation FD Disclosure

Attached as Exhibit 99.1 to this current Report on 8-K is a presentation made during the Annual Meeting of Shareholders.

The information used in this report, including the presentation materials in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in any such filing.

Item 8.01 Other Events

Following the Annual Meeting of Shareholders, the Board of Directors unanimously approved the re-appointment of Daniel Lehrfeld as President and CEO, William J. Foote as Chief Financial Officer, Chief Accounting Officer and Secretary, William D. Brucker as Vice-President Human Resources and Administration, and John R. Ryan as Vice-President of Sales and Marketing.

In addition, the Board of Directors unanimously promoted Dr. Miroslav Dosoudil to the position of Corporate Vice-President of Operations and appointed him an Officer of the Company. Dr. Dousidil joined the Company as Director of Manufacturing Engineering in 2000 and has successively held the positions of Director of Operations for Laser Optics, Vice-President of Operations for Northvale. He has also been a member of the Northvale Leadership Team for the past three and one-half years. Prior to joining PPGI, he held optical manufacturing engineering positions with Circon, Tirolit and Meopta (Czech Republic) and holds various degrees in science and engineering including a Doctor of Science and Physical Electronics and Optics from the University of Palackiana in the former Czech Republic.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1 Certificate of Amendment to Certificate of Incorporation of Photonics Products Group, Inc.

99.1 Presentation Materials from the Company’s Annual Shareholder Meeting held June 3, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 5, 2008
	By:	/s/ Daniel Lehrfeld

President and Chief Executive Officer